Supplemental Operating & Financial Data Third Quarter Ended September 30, 2022

Supplemental Financial and Operating Information | As of September 30, 20221 Table of Contents Financial Summary Consolidated Statements of Operations 2 Funds from Operations and Adjusted Funds from Operations 3 Consolidated Balance Sheets 4 GAAP Reconciliations to EBITDAre, GAAP NOI and Cash NOI 5 Market Capitalization, Debt Summary and Leverage Metrics 6 Net Investment Activity Investment Summary 7 Disposition Summary 8 Portfolio Summary Portfolio Highlights 9 Tenant and Industry Diversification 10 Portfolio Health 11 Leasing Summary Leasing Expiration Schedule, Leasing Activity and Statistics 12 Same-Store Analysis 13 Lease Escalations 14 Glossary 15-17

Supplemental Financial and Operating Information | As of September 30, 20222 l t l i ci l r ti I f r ti | s f t r , 2 1. Includes contingent rent (based on a percentage of the tenant's gross sales at the leased property) of $210, $233, $526 and $464 for the three and nine months ended September 30, 2022 and 2021, respectively. 2. Includes reimbursable income from the Company’s tenants of $530, $399, $1,584 and $852 for the three and nine months ended September 30, 2022 and 2021, respectively. 3. Includes reimbursable expenses from the Company’s tenants of $530, $399, $1,584, and $852 for the three and nine months ended September 30, 2022 and 2021, respectively. 4. During the nine months ended September 30, 2022, includes debt extinguishment costs associated with the Company's restructuring of its credit and term loan facilities and, during the three and nine months ended September 30, 2021, includes debt extinguishment costs associated with the full repayment of the Company's remaining secured debt. Financial Summary Consolidated Statements of Operations Three Months Ended September 30, Nine Months Ended September 30, (in thousands, except share and per share data) 2022 2021 2022 2021 (unaudited) (unaudited) (unaudited) (unaudited) Revenues: Rental revenue1,2 $ 66,525 $ 54,929 $ 199,726 $ 153,511 Interest on loans and direct financing lease receivables 3,719 4,574 11,490 11,558 Other revenue, net 419 98 1,014 150 Total revenues 70,663 59,601 212,230 165,219 Expenses: General and administrative 7,868 5,596 22,956 18,497 Property expenses3 830 1,358 2,668 3,946 Depreciation and amortization 22,054 17,355 64,441 50,185 Provision for impairment of real estate 349 — 10,541 6,120 Change in provision for loan losses (30) 16 136 (112) Total expenses 31,071 24,325 100,742 78,636 Other operating income: Gain on dispositions of real estate, net 6,329 1,343 18,082 8,841 Income from operations 45,921 36,619 129,570 95,424 Other (expense)/income: Loss on debt extinguishment4 — — (2,138) (4,461) Interest expense (9,892) (8,955) (28,242) (24,444) Interest income 752 37 800 74 Income before income tax expense 36,781 27,701 99,990 66,593 Income tax expense 190 55 769 172 Net income 36,591 27,646 99,221 66,421 Net income attributable to non-controlling interests (163) (139) (441) (335) Net income attributable to stockholders $ 36,428 $ 27,507 $ 98,780 $ 66,086 Basic weighted-average shares outstanding 139,068,188 119,230,645 132,438,157 114,223,586 Basic net income per share $ 0.26 $ 0.23 $ 0.74 $ 0.58 Diluted weighted-average shares outstanding 139,890,693 120,298,680 133,321,987 115,339,656 Diluted net income per share $ 0.26 $ 0.23 $ 0.74 $ 0.57

Supplemental Financial and Operating Information | As of September 30, 20223 l t l i ci l r ti I f r ti | s f t r , 3 1. During the nine months ended September 30, 2022, includes debt extinguishment costs associated with the Company's restructuring of its credit and term loan facilities and, during the three and nine months ended September 30, 2021, includes debt extinguishment costs associated with the full repayment of the Company's remaining secured debt. 2. Calculations exclude $93, $61, $280 and $249 from the numerator for the three and nine months ended September 30, 2022 and 2021, respectively, related to dividends paid on unvested restricted share awards and restricted share units. Financial Summary Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) Three months ended September 30, Nine months ended September 30, (unaudited, in thousands except per share amounts) 2022 2021 2022 2021 Net income $ 36,591 $ 27,646 $ 99,221 $ 66,421 Depreciation and amortization of real estate 22,028 17,329 64,363 50,108 Provision for impairment of real estate 349 — 10,541 6,120 Gain on dispositions of real estate, net (6,329) (1,343) (18,082) (8,841) Funds from Operations 52,639 43,632 156,043 113,808 Other non-recurring expenses1,2 250 — 2,388 4,461 Core Funds from Operations 52,889 43,632 158,431 118,269 Adjustments: Straight-line rental revenue, net (3,810) (5,086) (16,610) (13,950) Non-cash interest expense 645 488 1,995 1,407 Non-cash compensation expense 2,233 1,103 7,257 4,554 Other amortization expense 1,775 68 2,177 2,487 Other non-cash charges (34) 15 126 (118) Capitalized interest expense (236) (19) (363) (55) Adjusted Funds from Operations $ 53,462 $ 40,201 $ 153,013 $ 112,594 Net income per share3: Basic $ 0.26 $ 0.23 $ 0.74 $ 0.58 Diluted $ 0.26 $ 0.23 $ 0.74 $ 0.57 FFO per share3: Basic $ 0.38 $ 0.36 $ 1.17 $ 0.99 Diluted $ 0.38 $ 0.36 $ 1.17 $ 0.98 Core FFO per share3: Basic $ 0.38 $ 0.36 $ 1.19 $ 1.03 Diluted $ 0.38 $ 0.36 $ 1.19 $ 1.02 AFFO per share3: Basic $ 0.38 $ 0.33 $ 1.15 $ 0.98 Diluted $ 0.38 $ 0.33 $ 1.15 $ 0.97

Supplemental Financial and Operating Information | As of September 30, 20224 l t l i ci l r ti I f r ti | s f t r , 4 Financial Summary Consolidated Balance Sheets (in thousands, except share and per share amounts) September 30, 2022 December 31, 2021 ASSETS (unaudited) (audited) Investments: Real estate investments, at cost: Land and improvements $ 1,163,660 $ 1,004,154 Building and improvements 2,305,254 2,035,919 Lease incentive 12,496 13,950 Construction in progress 29,973 8,858 Intangible lease assets 89,393 87,959 Total real estate investments, at cost 3,600,776 3,150,840 Less: accumulated depreciation and amortization (259,092) (200,152) Total real estate investments, net 3,341,684 2,950,688 Loans and direct financing lease receivables, net 204,742 189,287 Real estate investments held for sale, net 11,907 15,434 Net investments 3,558,333 3,155,409 Cash and cash equivalents 136,303 59,758 Restricted cash 7,925 — Straight-line rent receivable, net 74,583 57,990 Derivative assets 50,670 — Rent receivables, prepaid expenses and other assets, net 25,731 25,638 Total assets $ 3,853,545 $ 3,298,795 LIABILITIES AND EQUITY Unsecured term loans, net of deferred financing costs 875,239 626,983 Senior unsecured notes, net 395,145 — Revolving credit facility — 144,000 Intangible lease liabilities, net 11,909 12,693 Dividend payable 38,682 32,610 Derivative liabilities 13 11,838 Accrued liabilities and other payables 28,855 32,145 Total liabilities 1,349,843 1,254,992 Commitments and contingencies — — Stockholders' equity: Preferred stock, $0.01 par value; 150,000,000 authorized; none issued and outstanding as of 9/30/22 and 12/31/21 — — Common stock, $0.01 par value; 500,000,000 authorized; 142,377,215 and 124,649,053 issued and outstanding as of 9/30/22 and 12/31/21, respectively 1,424 1,246 Additional paid-in capital 2,561,124 2,151,088 Distributions in excess of cumulative earnings (113,275) (100,982) Accumulated other comprehensive loss 46,870 (14,786) Total stockholders' equity 2,496,143 2,036,566 Non-controlling interests 7,559 7,237 Total equity 2,503,702 2,043,803 Total liabilities and equity $ 3,853,545 $ 3,298,795

Supplemental Financial and Operating Information | As of September 30, 20225 l t l i ci l r ti I f r ti | s f t r , 5 Financial Summary GAAP Reconciliations to EBITDAre, GAAP NOI, Cash NOI and Estimated Run Rate Metrics 1. These adjustments are made to reflect EBITDAre, NOI and Cash NOI as if all re-leasing activity, investments in and dispositions of real estate made during the three months ended September 30, 2022 had occurred on July 1, 2022. 2. Adjustment is made to exclude non-core expenses added back to compute Core FFO, our provision for loan losses and to eliminate the impact of seasonal fluctuation in certain non-cash compensation expense recorded in the period. 3. Adjustment excludes contingent rent (based on a percentage of the tenant's gross sales at the leased property) where payment is subject to exceeding a sales threshold specified in the lease and lease termination or loan prepayment fees, if any. Three Months Ended (unaudited, in thousands) September 30, 2022 Net income $ 36,591 Depreciation and amortization 22,054 Interest expense 9,892 Interest income (752) Income tax expense 190 EBITDA 67,975 Provision for impairment of real estate 349 Gain on dispositions of real estate, net (6,329) EBITDAre 61,995 Adjustment for current quarter re-leasing, acquisition and disposition activity1 2,844 Adjustment to exclude other non-core and non-recurring activity2 134 Adjustment to exclude termination/prepayment fees and certain percentage rent3 (429) Adjusted EBITDAre - Current Estimated Run Rate 64,544 General and administrative 7,618 Adjusted net operating income ("NOI") 72,162 Straight-line rental revenue, net1 (3,055) Other amortization expense 193 Adjusted Cash NOI $ 69,300 Annualized EBITDAre $ 247,980 Annualized Adjusted EBITDAre $ 258,176 Annualized Adjusted NOI $ 288,648 Annualized Adjusted Cash NOI $ 277,200

Supplemental Financial and Operating Information | As of September 30, 20226 l t l i ci l r ti I f r ti | s f t r , 6 Financial Summary Market Capitalization, Debt Summary and Leverage Metrics 1. Rates presented for our term loans are fixed at the stated rates after giving effect to our interest rate swaps, applicable margin of 85bps and SOFR premium of 10bps. 2. Our 2028 term loan provides for $400 million in available principal and we drew $250 million of this principal in July 2022. Subsequent to quarter end, we drew the remaining $150 million in October 2022, $100 million of which bears interest at Term SOFR plus applicable margin of 85bps and SOFR premium of 10bps. 3. Our revolving credit facility provides a maximum aggregate initial original principal amount of up to $600 million and includes an accordion feature to increase, subject to certain conditions, the maximum availability of the facility by up to $600 million. Borrowings bear interest at Term SOFR plus applicable margin of 77.5bps and SOFR premium of 10bps. 4. Common equity & units as of September 30, 2022, based on 142,377,215 common shares outstanding (including unvested restricted share awards) and 553,847 OP units held by non-controlling interests. (dollars in thousands, except share and per share amounts) September 30, 2022 Rate Wtd. Avg. Maturity Unsecured debt: April 2024 term loan1 $ 200,000 2.9% 1.5 years February 2027 term loan1 430,000 2.4% 4.4 years January 2028 term loan1,2 250,000 4.4% 5.3 years Senior unsecured notes due July 2031 400,000 3.1% 8.8 years Revolving credit facility3 — —% 3.4 years Total unsecured debt $ 1,280,000 3.1% 5.5 years Gross debt $ 1,280,000 Less: cash & cash equivalents (136,303) Less: restricted cash available for future investment (7,925) Net debt $ 1,135,772 Equity: Preferred stock $ — Common stock & OP units (142,931,062 shares @ $19.45/share as of 9/30/22)4 2,780,009 Total equity $ 2,780,009 Total enterprise value ("TEV") $ 3,915,781 Net Debt / TEV 29.0% Gross Debt / Undepreciated Gross Assets 31.1% Net Debt / Annualized Adjusted EBITDAre 4.4x

Supplemental Financial and Operating Information | As of September 30, 20227 Net Investment Activity Investment Summary 1. Includes investments in mortgage loans receivable. 2. Cash ABR for the first full month after the investment divided by the gross investment in the property plus transaction costs. 3. GAAP rent and interest income for the first twelve months after the investment divided by the gross investment in the property plus transaction costs. 4. As a percentage of cash ABR for the quarter. 5. Includes investments in mortgage loan receivables collateralized by more than one property. 6. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. Investments1 4Q’20 1Q’21 2Q'21 3Q'21 4Q'21 1Q’22 2Q’22 3Q’22 Number of Transactions 19 33 22 34 31 55 23 27 Property Count 50 108 74 94 85 96 105 40 Average Investment per Unit (in 000s) $2,866 $2,218 $2,650 $2,354 $2,676 $3,230 $2,187 $3,750 Cash Cap Rates2 7.1% 7.1% 7.0% 7.1% 7.0% 6.9% 7.0% 7.1% GAAP Cap Rates3 7.9% 7.7% 7.9% 7.8% 7.9% 7.8% 7.8% 8.2% Weighted Average Lease Escalation 1.4% 1.8% 1.4% 1.6% 1.6% 1.4% 1.5% 1.6% Master Lease %4,5 79% 89% 79% 83% 80% 59% 83% 68% Sale-Leaseback %4,6 92% 88% 85% 88% 84% 96% 100% 89% Existing Relationship %4 98% 89% 81% 97% 81% 89% 83% 94% % of Financial Reporting4 100% 100% 100% 100% 100% 98% 100% 100% Rent Coverage Ratio 2.8x 3.6x 3.0x 2.7x 2.8x 3.0x 3.3x 4.4x Lease Term Years 17.6 16.3 16.1 13.5 16.4 16.3 15.0 16.5 $244,078 $197,816 $223,186 $230,755 $322,203 $237,795 $175,738 $195,454 $0 $40,000 $80,000 $120,000 $160,000 $200,000 $240,000 $280,000 $320,000 $360,000 In ve st m en t Ac tiv ity ($ 00 0s )

Supplemental Financial and Operating Information | As of September 30, 20228 Net Investment Activity Disposition Summary 1. Includes the impact of transaction costs. 2. Gains/(losses) based on our initial purchase price. 3. Cash ABR at time of sale divided by gross sale price (excluding transaction costs) for the property. 4. Property count excludes dispositions of undeveloped land parcels or dispositions where only a portion of the owned parcel is sold. 5. Excludes properties sold pursuant to an existing tenant purchase option. Dispositions 4Q’20 1Q’21 2Q'21 3Q'21 4Q'21 1Q’22 2Q’22 3Q’22 Realized Gain/(Loss)1,2 (10.2%) 4.5% (7.3%) 29.8%5 7.5% 0.4% 38.6% 11.1% Cash Cap Rate on Leased Assets3 7.4% 7.1% 7.1% 6.5%5 6.0% 7.1%5 6.2% 6.2%5 Leased Properties Sold4 21 15 6 11 2 6 8 12 Vacant Properties Sold4 2 1 1 -- -- -- -- -- Rent Coverage Ratio 2.3x 1.8x 1.8x 1.2x 0.0x 2.5x5 1.1x 1.2x $39,042 $25,197 $19,578 $10,089 $4,466 $18,443 $26,091 $35,513 $0 $10,000 $20,000 $30,000 $40,000 D is po si tio n Ac tiv ity ($ 00 0s )1

Supplemental Financial and Operating Information | As of September 30, 20229 Portfolio Summary Portfolio Highlights Investment Properties (#)1 1,572 Square Footage (mm) 14.8 Tenants (#) 329 Concepts (#) 486 Industries (#) 16 States (#) 48 Weighted Average Remaining Lease Term (Years) 14.0 Triple-Net Leases (% of Cash ABR) 94.5% Master Leases (% of Cash ABR) 64.2% Sale-Leaseback (% of Cash ABR)2,3 86.8% Unit-Level Rent Coverage 4.2x Unit-Level Financial Reporting (% of Cash ABR) 98.5% Leased (%) 99.8% Top 10 Tenants (% of Cash ABR) 19.4% Average Investment Per Property ($mm) $2.4 Total Cash ABR ($mm) $277.3 1. Includes 146 properties that secure mortgage loans receivable. 2. Exclusive of our Initial Portfolio. 3. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. As of September 30, 2022

Supplemental Financial and Operating Information | As of September 30, 202210 Portfolio Summary Tenant and Industry Diversification Top 10 Tenants1 Properties2 % of Cash ABR 34 3.7% 6 2.0% 75 1.9% 23 1.8% 16 1.8% 5 1.7% 9 1.7% 17 1.6% 13 1.6% 6 1.6% Top 10 Tenants 204 19.4% Total 1,572 100.0% Top 10 Tenants Diversification by Industry 1. Represents tenant, guarantor or parent company. 2. Property count includes 146 properties that secure mortgage loans receivable and excludes three vacant properties. 3. Calculation excludes properties with no annualized base rent and properties under construction. Tenant Industry Type of Business Cash ABR ($'000s) % of Cash ABR # of Properties2 Building SqFt Rent Per SqFt3 Early Childhood Education Service $ 37,507 13.5% 169 1,774,859 $ 21.00 Quick Service Service 34,956 12.6% 402 1,107,012 31.55 Medical / Dental Service 31,744 11.4% 186 1,344,356 23.61 Car Washes Service 30,606 11.0% 105 562,678 54.39 Automotive Service Service 23,481 8.5% 179 1,115,089 20.84 Casual Dining Service 17,809 6.4% 97 607,702 28.41 Convenience Stores Service 15,348 5.5% 136 518,011 30.01 Equipment Rental and Sales Service 13,498 4.9% 51 929,605 13.82 Other Services Service 5,589 2.0% 25 291,352 19.18 Pet Care Services Service 4,990 1.8% 46 371,069 14.40 Family Dining Service 4,717 1.7% 32 179,942 26.21 Service Subtotal $ 220,245 79.4% 1,428 8,801,673 $ 24.95 Entertainment Experience 21,604 7.8% 39 1,103,950 20.51 Health and Fitness Experience 11,894 4.3% 30 1,112,394 9.92 Movie Theatres Experience 4,301 1.6% 6 293,206 14.67 Experience Subtotal $ 37,799 13.6% 75 2,509,550 $ 15.05 Grocery Retail 9,725 3.5% 28 1,341,200 7.25 Home Furnishings Retail 2,048 0.7% 4 217,339 9.42 Retail Subtotal $ 11,774 4.2% 32 1,558,539 $ 7.55 Building Materials Industrial 3,855 1.4% 23 1,257,017 3.07 Other Industrial Industrial 3,604 1.3% 11 686,724 5.25 Industrial Subtotal $ 7,459 2.7% 34 1,943,741 $ 3.84 Total $ 277,277 100.0% 1,569 14,813,503 $ 18.66

Supplemental Financial and Operating Information | As of September 30, 202211 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 20 22 20 23 20 24 20 25 20 26 20 27 20 28 20 29 20 30 20 31 20 32 20 33 20 34 20 35 20 36 20 37 20 38 Th er ea fte r % o f C as h AB R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR 33.6% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% C C C + B- B B+ BB - BB BB + BB B- BB B BB B+ A- A A+ AA - % o f C as h AB R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR Portfolio Summary Portfolio Health Tenant Financial Reporting Requirements % of Cash ABR by Unit-Level Coverage Tranche1 Unit-Level Coverage by Lease ExpirationUnit-Level Coverage by Tenant Credit2 Note: ‘NR’ means not reported. 1. Certain tenants, whose leases do not require unit-level financial reporting, provide the Company with unit-level financial information. The data shown includes unit-level coverage for these leases. 2. The chart illustrates the portions of annualized base rent as of September 30, 2022, attributable to leases with tenants having specified implied credit ratings based on their Moody’s RiskCalc scores. Moody’s equates the EDF scores generated using RiskCalc with a corresponding credit rating. Reporting Requirements % of Cash ABR Unit-Level Financial Information 98.5% Corporate-Level Financial Reporting 98.8% Both Unit-Level and Corporate-Level Financial Information 97.9% No Financial Information 1.0% Rent Coverage Ratio (x) Rent Coverage Ratio (x) ≥ 2.00x 73.7%Not Reported 1.4% 1.50x to 1.99x 13.7% 1.00x to 1.49x 7.5% < 1.00x 3.7%

Supplemental Financial and Operating Information | As of September 30, 202212 Cash ABR % of # of Wgt. Avg. Lease Terminated Leases Re-Leased Total Year1 ($’000)s Cash ABR Properties2 Coverage3 $(000)s Renewals Without Vacancy After Vacancy Leasing 2022 280 0.1% 4 2.1x Prior Cash ABR $ 212 $ 2,971 $ 1,473 $ 4,655 2023 1,436 0.5% 15 2.9x New Cash ABR4 212 2,756 703 3,671 2024 4,881 1.8% 47 6.0x Recovery Rate 100.0% 92.8% 47.7% 78.9% 2025 2,246 0.8% 19 2.0x Number of Leases 1 11 3 15 2026 2,736 1.0% 17 4.4x Average Months Vacant - - 4.8 - 2027 6,899 2.5% 68 2.6x % of Total Cash ABR5 0.1% 1.0% 0.3% 1.3% 2028 3,919 1.4% 12 2.2x 2029 5,665 2.0% 78 4.1x 2030 4,482 1.6% 49 6.7x 2031 13,735 5.0% 80 2.8x 2032 11,080 4.0% 45 3.8x Vacant Properties at June 30, 2022 2 2033 8,134 2.9% 27 3.4x Expiration Activity — 2034 28,559 10.3% 206 5.9x Properties Subject to Lease Termination +4 2035 14,628 5.3% 99 5.1x Vacant Property Sales — 2036 42,406 15.3% 182 3.4x Properties Leased -3 2037 21,452 7.7% 105 10.7x Vacant Properties at September 30, 2022 3 2038 11,530 4.2% 78 2.5x 2039 20,726 7.5% 102 3.6x 2040 32,408 11.7% 151 2.6x 2041 22,661 8.2% 115 2.4x Thereafter 17,413 6.3% 70 3.3x Total $277,277 100.0% 1,569 4.2x Leasing Summary Leasing Expiration Schedule, Leasing Activity and Statistics 1. Expiration year of contracts in place as of September 30, 2022, excluding any tenant option renewal periods that have not been exercised. 2. Property count includes 146 properties that secure mortgage loans receivable but excludes three vacant properties. 3. Weighted by cash ABR as of September 30, 2022. 4. New cash ABR reflects full lease rental rate without giving effect to free rent or discounted rent periods. 5. New cash ABR divided by total cash ABR as of September 30, 2022. Annual Lease Expiration by Cash ABR Leasing Activity – Trailing 12 Months Leasing Statistics

Supplemental Financial and Operating Information | As of September 30, 202213 Leasing Summary Same-Store Analysis Same-Store Portfolio: All properties owned, excluding new sites under construction, for the entire same-store measurement period, which is June 30, 2021, through September 30, 2022. The same-store portfolio for 3Q’22 is comprised of 1,283 properties and represents 77% of our total portfolio as measured by contractual cash rent and interest divided by our cash ABR at September 30, 2022. Contractual Cash Rent: The amount of cash rent and interest our tenants are contractually obligated to pay per the in-place lease or mortgage as of September 30, 2022; excludes 1.) percentage rent that is subject to sales breakpoints per the lease and 2.) redevelopment properties in a free rent period. Defined Terms Same-Store Portfolio Performance Contractual Cash Rent ($000s) % Type of Business 3Q’22 3Q’21 Change Service $ 44,208 $ 43,521 1.6% Experience 5,801 5,619 3.2% Retail 2,161 2,133 1.3% Industrial 964 950 1.4% Total Same-Store Rent $ 53,134 $ 52,223 1.7%

Supplemental Financial and Operating Information | As of September 30, 202214 Leasing Summary Lease Escalations 1. Based on cash ABR as of September 30, 2022. 2. Represents the weighted average annual escalation rate of the entire portfolio as if all escalations occur annually. For leases in which rent escalates by the greater of a stated fixed percentage or CPI, we have assumed an escalation equal to the stated fixed percentage in the lease. As any future increase in CPI is unknowable at this time, we have not included an increase in the rent pursuant to these leases in the weighted average annual escalation rate presented. Lease Escalation Frequency Lease Escalation Type Weighted Average Lease Escalation Frequency % of Cash ABR Annual Escalation Rate1,2 Annually 79.1% 1.6% Every 2 years 1.4 1.5 Every 3 years 0.3 0.0 Every 4 years 0.3 1.0 Every 5 years 11.8 1.7 Other escalation frequencies 5.3 1.1 Flat 1.9 0.0 Total / Weighted Average 100.0% 1.6% Contractual Fixed 95.0% CPI 3.1% Flat 1.9%

Supplemental Financial and Operating Information | As of September 30, 202215 Glossary Supplemental Reporting Measures FFO, Core FFO and AFFO Our reported results are presented in accordance with U.S. generally accepted accounting principles ("GAAP"). We also disclose funds from operations (“FFO”), core funds from operations (“Core FFO”) and adjusted funds from operations (“AFFO”), each of which is a non-GAAP financial measures. We believe these non-GAAP financial measures are industry measures used by analysts and investors to compare the operating performance of REITs. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO is used by management, and may be useful to investors and analysts, to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains and losses on sales (which are dependent on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions). We compute Core FFO by adjusting FFO, as defined by NAREIT, to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and/or not related to our core real estate operations. Exclusion of these items from similar FFO-type metrics is common within the equity REIT industry, and management believes that presentation of Core FFO provides investors with a metric to assist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of our peers, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Core FFO is used by management in evaluating the performance of our core business operations. Items included in calculating FFO that may be excluded in calculating Core FFO include items like certain transaction related gains, losses, income or expense or other non-core amounts as they occur. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to certain items that we believe are not indicative of our operating performance, including straight- line rental revenue, non-cash interest expense, non-cash compensation expense, other amortization and non-cash charges, capitalized interest expense and transaction costs. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We believe that AFFO is an additional useful supplemental measure for investors to consider to assess our operating performance without the distortions created by non-cash and certain other revenues and expenses. FFO, Core FFO and AFFO do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities, and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of FFO, Core FFO and AFFO may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Supplemental Financial and Operating Information | As of September 30, 202216 Glossary Supplemental Reporting Measures We also present our earnings before interest, taxes and depreciation and amortization for real estate (“EBITDA”), EBITDA further adjusted to exclude gains (or losses) on sales of depreciable property and real estate impairment losses (“EBITDAre”), net debt, net operating income (“NOI”) and cash NOI (“Cash NOI”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are accepted industry measures used by analysts and investors to compare the operating performance of REITs. EBITDA and EBITDAre We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and real estate impairment losses. We present EBITDA and EBITDAre as they are measures commonly used in our industry and we believe that these measures are useful to investors and analysts because they provide important supplemental information concerning our operating performance, exclusive of certain non-cash and other costs. We use EBITDA and EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA and EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, the should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA and EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt We calculate our net debt as our gross debt (defined as total debt plus net deferred financing costs on our secured borrowings) less cash and cash equivalents and restricted cash available for future investment. We believe excluding cash and cash equivalents and restricted cash available for future investment, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts. NOI and Cash NOI We compute NOI as total revenues less property expenses. NOI excludes all other items of expense and income included in the financial statements in calculating net income or loss. Cash NOI further excludes non-cash items included in total revenues and property expenses, such as straight- line rental revenue and other amortization and non-cash charges. We believe NOI and Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. NOI and Cash NOI are not measurements of financial performance under GAAP. You should not consider our NOI and Cash NOI as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Additionally, our computation of NOI and Cash NOI may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Supplemental Financial and Operating Information | As of September 30, 202217 Glossary Supplemental Reporting Measures Adjusted EBITDAre / Adjusted NOI / Adjusted Cash NOI We further adjust EBITDAre, NOI and Cash NOI i) based on an estimate calculated as if all re-leasing, investment and disposition activity that took place during the quarter had been made on the first day of the quarter, ii) to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and iii) to eliminate the impact of lease termination or loan prepayment fees and contingent rental revenue from our tenants which is subject to sales thresholds specified in the lease. We then annualize these estimates for the current quarter by multiplying them by four, which we believe provides a meaningful estimate of our current run rate for all investments as of the end of the current quarter. You should not unduly rely on these measures, as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported EBITDAre, NOI and Cash NOI for future periods may be significantly less than these estimates of current run rates. Cash ABR Cash ABR means annualized contractually specified cash base rent in effect as of the end of the current quarter for all of our leases (including those accounted for as direct financing leases) commenced as of that date and annualized cash interest on our mortgage loans receivable as of that date. Rent Coverage Ratio Rent coverage ratio means the ratio of tenant-reported or, when unavailable, management’s estimate based on tenant-reported financial information, annual EBITDA and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date. Initial Portfolio Initial Portfolio means our acquisition of a portfolio of 262 net leased properties on June 16, 2016, consisting primarily of restaurants, that were being sold as part of the liquidation of General Electric Capital Corporation for an aggregate purchase price of $279.8 million (including transaction costs). GAAP Cap Rate GAAP Cap Rate means annualized rental income computed in accordance with GAAP for the first full month after investment divided by the purchase price, as applicable, for the property. Cash Cap Rate Cash Cap Rate means annualized contractually specified cash base rent for the first full month after investment or disposition divided by the purchase or sale price, as applicable, for the property. Disclaimer Essential Properties Realty Trust, Inc. and the Essential Properties Realty Trust REIT are not affiliated with or sponsored by Griffin Capital Essential Asset Operating Partnership, L.P. or the Griffin Capital Essential Asset REIT, information about which can be obtained at (https://www.gcear.com).